                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration for resale of common shares, without par value, of the Company in connection with the proposed merger of The Procter & Gamble Ohio Brands Company into the Company, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Executed as of this 15th day of November 2001.


/s/ Timothy P. Smucker                          /s/ Richard K. Smucker
-----------------------------------------       ------------------------------------------
Timothy P. Smucker                              Richard K. Smucker
Chairman and Co-Chief Executive Officer,        President and Co-Chief Executive Officer,
and Director                                    and Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration for resale of common shares, without par value, of the Company in connection with the proposed merger of The Procter & Gamble Ohio Brands Company into the Company, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Executed as of this 14th day of November 2001.

/s/ Charles S. Mechem, Jr.
----------------------------------
Charles S. Mechem, Jr.
Director

/s/ William Wrigley, Jr.
----------------------------------
William Wrigley, Jr.
Director

                                                                    Exhibit 24.1

                                                     POWER OF ATTORNEY

         Each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration for resale of common shares, without par value, of the Company in connection with the proposed merger of The Procter & Gamble Ohio Brands Company into the Company, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Executed as of this 13th day of November 2001.

/s/ Kathryn W. Dindo                        /s/ William H. Steinbrink
-------------------------------             -----------------------------------
Kathryn W. Dindo                            William H. Steinbrink
Director                                    Director


/s/ Elizabeth Valk Long
--------------------------------
Elizabeth Valk Long
Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration for resale of common shares, without par value, of the Company in connection with the proposed merger of The Procter & Gamble Ohio Brands Company into the Company, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Executed as of this 12th day of November 2001.

/s/ Vincent C. Byrd                         /s/ Fred A. Duncan
-------------------------------------       ------------------------------------
Vincent C. Byrd                             Fred A. Duncan
Vice President and General Manager -        Vice President and General Manager -
Consumer Market, and Director               Special Markets, and Director


/s/ Richard G. Jirsa
-------------------------------------
Richard G. Jirsa
Vice President - Information Systems
and Corporate Controller